UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2011

TEACHING TIME, INC.
(Exact name of registrant as specified in its charter)

Florida	000-164968	27-1739487
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

Teaching Time, Inc.
c/o Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, New York 10022

(Address of principal executive offices, including zip code)

212-400-6900
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 to the Form 8-K is being filed with the Securities and Exchange Commission (the “Commission”) to correct an error in the Form 8-K filed with the Commission on February 8, 2010 (Commission File No. 333-164968), in which Teaching Time, Inc. (the “Company”) reported that Daniel McKelvey had resigned as an officer and director of the Company. Mr. McKelvey was not a director and therefore did not resign from that position.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On February 1, 2011, (i) Lisa Lamson submitted resignation as an officer and sole director of the Company effective February 2, 2011, (ii) the Board of Directors increased the size of the Board from one to three members effective February 2, 2011, (iii) the Board elected as new directors V. Ray Harlow, Kenneth J. Koock and Lynden B. Rose, also effective February 2, 2011, each to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified or upon the earlier of their death, resignation or removal, and (iv) the Board appointed Paul Vassilakos as President and Chief Executive Officer of the Company effective February 2, 2011. On February 1, 2010, Daniel McKelvey submitted his resignation as an officer of the Company, effective February 2, 2011.

The Board also authorized the issuance of 50,000 shares of the Company’s Common Stock to each new director and to its new President and Chief Executive Officer in consideration of their services to the Company in 2011.

The following table sets forth certain information regarding the new directors and officer:

Name	Age	Position(s)

V. Ray Harlow	58	Director
Kenneth J. Koock	66	Director
Lynden B. Rose	50	Director
Paul Vassilakos	34	President and Chief Executive Officer

The principal occupations and business experience for the new directors and officer are as follows:

V. Ray Harlow has served as the Chief Executive Officer and Managing Member since 2007 of Palm Acquisition Partners, LLC, a Fort Lauderdale-based company which is in the business of acquiring underperforming stripper oil operations. Mr. Harlow also serves as the Chief Executive Officer of Latitude Energy Services, LLC from February 2011.   Mr. Harlow served as the Chief Executive Officer and as a Director of Maverick Oil and Gas, Inc. from March 2005 until August 2006.  From August 2003 until March 2005, Mr. Harlow was Chief Executive Officer and Managing Member of Hurricane Energy, LLC.  From August 1987 until October 1997, he was with Sun Company, Inc. (Sunoco), where he served as Chairman and Managing Director of Sun International Oil Company from 1991 to 1997.  Prior to his tenure at Sunoco, Mr. Harlow held executive management positions with Arco, Amoco and Transcontinental Oil.  Mr. Harlow received a Bachelor of Science Degree in Geology and Chemistry from Abilene Christian University.

Kenneth J. Koock has served as the Chief Executive Officer of Sydys Corporation since May 2006.  Mr. Koock serves on the Board of Directors Latitude Solutions, Inc. since March 2010.  In March 2003, he founded Kenneth J. Koock & Assoc., a financial consulting firm which assists public and private companies on business and financial matters.  He also served as Vice Chairman of M.H. Meyerson, an investment banking firm until 2003.  During his nearly 30-year investment banking and corporate finance career, Mr. Koock has developed a broad range of experience in capitalizing public and private companies through various stages of fund raising.  Mr. Koock currently serves as the Chairman of the Board of Directors of Angstrom Technologies, Inc., a technology company specializing in security.  Mr. Koock has been a member of the New York Bar Association since 1966, was a member of the Security Traders Association of New York from 1977 to 2003, and held Series 7, 55 and 63 licenses.  Mr. Koock earned a Bachelor of Arts Degree from Duke University and a Juris Doctor degree from St. Johns Law School.

Lynden B. Rose is a partner in the law firm of Stanley, Frank & Rose, LLP in Houston.  Since 1992, he also has served as counsel to the West Palm Beach law firm The Rose Law Firm.  From 2004 until 2007, Mr. Rose was a partner in the law firm of Lynden B. Rose, P.C. and from 2002 until 2004, Mr. Rose was a sole practitioner in the law firm of Lynden B. Rose, Attorney at Law, in Houston.  From 1992 until 2000, he was a Partner in the law firm of Wilson Rose & Associates.  Since 2003, Mr. Rose also served as President of LM Rose Consulting Group, and since 1991, he has served as President of Rose Sports Management, Inc.  Mr. Rose is a member of the Oil, Gas and Energy Resources Law Section of the State Bar of Texas.  From 1982 until 1984, he was a professional basketball player drafted by the Los Angeles Lakers and played with the Las Vegas Silvers and in Europe.  Mr. Rose graduated from the University of Houston and received his Juris Doctorate from the University of Houston.

Paul Vassilakos has been the assistant treasurer of Cullen Agricultural Holding Corp. (“CAH”) since October 2009.  CAH is a development stage agricultural company which was formed in connection with the business combination between Triplecrown Acquisition Corp. and Cullen Agricultural Technologies, Inc. ("Cullen Agritech") in October 2009.  At CAH, Mr. Vassilakos is responsible for business development, maintenance of financial accounts and public company reporting.  Prior to CAH's formation, Mr. Vassilakos assisted Triplecrown Acquisition Corp. with the completion of its initial public offering and later the business combination with Cullen Agritech. In July 2007, Mr. Vassilakos founded Petrina Advisors, Inc. (“Petrina”), a privately held advisory firm formed to provide investment banking services for public and privately held companies, and has served as it's president since it's formation.  Petrina’s clients have consisted of companies which collectively held over one billion dollars in trust, with the aim of completing reverse mergers with privately held companies.   Mr. Vassilakos also founded and, since December 2006, serves as the vice president of, Petrina Properties Ltd., a privately held real estate holding company.  In July 2007, Mr. Vassilakos was engaged as a consultant to assist Endeavor Acquisition Corp. with its business combination with American Apparel Inc., a California based retail apparel company, which was completed in December 2007.  From February 2002 through June 2007, Mr. Vassilakos served as vice president of Elmsford Furniture Corp., a privately held furniture retailer in the New York area. From July 2000 through January 2002, Mr. Vassilakos was an Associate within the Greek Coverage Group of Citigroup’s UK Investment Banking Division. During this time, Mr. Vassilakos assisted with the execution of M&A transactions, securitizations, as well as debt and equity offerings for some of Greece’s largest publicly traded companies, including OTE and Antenna TV.  From July 1998 through July 2000, Mr. Vassilakos was an Analyst within the Industrial Group of Salomon Smith Barney’s New York Investment Banking Division. During this time, Mr. Vassilakos assisted with the execution of M&A transactions, as well as debt and equity offerings for large US publicly traded industrial companies, including Alcoa, Inc. and Cyprus Amax. From February 1996 through June 1998, Mr. Vassilakos was a Registered Securities Representative at Paine Webber CSC - DJS Securities Ltd, during which time he provided securities brokerage services to private clients. Mr. Vassilakos received a BS in finance from the Leonard N. Stern Undergraduate School of Business in 1998 and was a licensed Registered Securities Representative (Series 7 and 63) from February 1996 through February 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Teaching Time, Inc.

Date: March 14, 2011	By:	/s/ Paul Vassilakos
Name: Paul Vassilakos
Title: President and Chief Executive Officer